 Infinity Natural Resources Acquires Working Interest in its South Bend Field in Pennsylvania for ~$36 Million
All-stock transaction adds additional scale to core dry gas field in Armstrong and Indiana Counties in Pennsylvania
January 20, 2026
Morgantown, West Virginia – Infinity Natural Resources, Inc. ("Infinity" or the "Company") (NYSE: INR) today announced it has acquired Chase Oil Corporation’s (“Chase”) working interest in Infinity’s South Bend field in Pennsylvania in an all-stock transaction valued at approximately $36 million (the “Transaction”). The Transaction has an effective date of January 1, 2026, represents the Company's first use of stock currency to execute its post-IPO growth strategy, and follows Infinity's pending transformational $1.2 billion Antero Ohio transaction announced in December.
Transaction Highlights
•Production Uplift: 18 producing wells generating approximately 14 MMcf/d of net natural gas production for the month of December 2025
•Near-Term Development Opportunities: three additional wells in progress expected to be turned into sales in the first half of 2026
•Future Development Inventory: underlies 40 additional gross Marcellus locations and 38 gross Utica locations
•Strategic Acreage: 1,613 net Marcellus acres and 1,613 net Utica acres, consolidating Chase’s working interest across our core dry gas development area in Pennsylvania
Management Commentary
"This strategic bolt-on acquisition allows us to use our equity currency for the first time to consolidate our core dry gas Pennsylvania position and execute our post-IPO strategy of strategic consolidation within the Appalachian Basin," said Zack Arnold, President and CEO of Infinity. “The Transaction adds high NRI leases providing immediate production and EBITDA in 2026 while being accretive in 2026 and 2027. We remain focused on accretive growth through targeted acquisitions that complement our existing operations.”
About Infinity Natural Resources
Infinity (NYSE: INR) is a growth-oriented, free cash flow generating, independent energy company focused on the acquisition, development, and production of hydrocarbons in the Appalachian Basin. Our operations are focused on the Utica Shale in eastern Ohio as well as our stacked dry gas assets in both the Marcellus and Utica Shales in southwestern Pennsylvania.
Cautionary Statement Regarding Forward-Looking Statements
This release contains statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results, in contrast with statements that reflect historical facts. All statements, other than statements of historical fact, included in this release regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management, future commodity prices, future production targets, leverage targets or debt repayment, hedging strategy, future capital spending plans, capital efficiency, our ability to make share repurchases, expected drilling and completions plans and projected well costs are forward-looking statements. When used in this release, words such as

“may,” “assume,” “forecast,” “could,” “should,” “will,” “plan,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “budget” and similar expressions are used to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events at the time such statement was made.
Such statements are subject to a number of assumptions, risks and uncertainties, including those incident to the development, production, gathering and sale of oil, natural gas and NGLs, most of which are difficult to predict and many of which are beyond the control of the Company. These include, but are not limited to, our failure to realize, in full or at all, the anticipated benefits of the Transaction; commodity price volatility; inflation; lack of availability and cost of drilling, completion and production equipment and services; supply chain disruption; project construction delays; environmental risks; drilling, completion and other operating risks; lack of availability or capacity of midstream gathering and transportation infrastructure; regulatory changes; the uncertainty inherent in estimating reserves and in projecting future rates of production, cash flow and access to capital; the timing of development expenditures; the concentration of the Company’s operations in the Appalachian Basin; difficult and adverse conditions in the domestic and global capital and credit markets; impacts of geopolitical events and world health events, including trade wars; lack of transportation and storage capacity as a result of oversupply, government regulations or other factors; potential financial losses or earnings reductions resulting from the Company’s commodity price risk management program or any inability to manage its commodity risks; failure to realize expected value creation from property acquisitions and trades; weather related risks; competition in the oil and natural gas industry; loss of production and leasehold rights due to mechanical failure or depletion of wells and the Company’s inability to re-establish production; the Company’s ability to service its indebtedness; political and economic conditions and events in foreign oil and natural gas producing countries, including embargoes, continued hostilities in the Middle East and other sustained military campaigns, the armed conflict in Ukraine and associated economic sanctions on Russia, conditions in South America, Central America, China and Russia, and acts of terrorism or sabotage; evolving cybersecurity risks such as those involving unauthorized access, denial-of-service attacks, malicious software, data privacy breaches by employees, insiders or others with authorized access, cyber or phishing-attacks, ransomware, social engineering, physical breaches or other actions; risks related to the Company’s ability to expand its business, including through the recruitment and retention of qualified personnel; and the other risks described in our filings with the SEC, including our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.
Reserve engineering is a process of estimating underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any reserve estimates depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions would change the schedule of any future production and development program. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered.
Please read the Company’s filings with the SEC, including “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, and in our other filings we make with the SEC, for a discussion of the risks and uncertainties that could cause actual results to differ from those in such forward-looking statements. As a result, actual outcomes and results could materially differ from what is expressed, implied to forecast in such statements. Therefore, these forward-looking statements are not a guarantee of our performance, and you should not place undue reliance on such statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law.
ir@infinitynr.com
Source: Infinity Natural Resources, Inc.